Exhibit 99.2

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

The following is selected restated segment financial data, reflecting our new segment structure, and change in measure of segment profit and loss for the twelve months ended December 31, 2018 and December 31, 2019, the three months ended March 30, 2019, the three and six months ended June 29, 2019 and the three and nine months ended September 28, 2019:

Segment Information - GAAP

	Full Year
	Net Sales		Operating Earnings (Loss)
	2019	2018	2019	2018
Propulsion	$1,692.9	$1,759.3	$240.3	$243.8
Parts & Accessories	1,380.1	1,234.3	237.5	188.0
Boat	1,334.3	1,471.3	76.2	9.1
Marine eliminations	(298.9)	(344.0)	—	—
Total Marine	4,108.4	4,120.9	554.0	440.9

Corporate/Other	—	—	(83.0)	(85.4)
Total	$4,108.4	$4,120.9	$471.0	$355.5

Segment Information - As Adjusted

	Full Year
	Net Sales(1)		Operating Earnings (Loss)(2)
	2019	2018	2019	2018
Propulsion	$1,692.9	$1,759.3	$240.3	$243.8
Parts & Accessories	1,380.1	1,234.3	270.8	223.0
Boat	1,335.0	1,421.9	97.1	121.6
Marine eliminations	(298.9)	(344.0)	—	—
Total Marine	4,109.1	4,071.5	608.2	588.4

Corporate/Other	—	—	(76.3)	(84.7)
Total	$4,109.1	$4,071.5	$531.9	$503.7

(1) Net sales for the years ended December 31, 2019 and December 31, 2018 exclude ($0.7) million and $49.4 million in the Boat Segment related to Sport Yachts & Yacht.

(2) Operating earnings (loss) for the year ended December 31, 2019 excludes $60.9 million of charges; the Parts & Accessories segment excludes charges of $33.3 million, comprised of $4.6 million of restructuring, exit and impairment charges and $28.7 million of purchase accounting amortization; the Boat segment excludes charges of $20.9 million, comprised of $9.7 million of restructuring, exit and impairment charges, $7.8 million related to Sport Yacht & Yachts, $2.6 million of acquisition-related costs and $0.8 million of purchase accounting amortization; and Corporate/Other excludes charges of $6.7 million, comprised of $4.5 million restructuring, exit and impairment charges and $2.2 million of IT transformation costs, resulting from the Fitness separation.

Operating earnings (loss) for the year ended December 31, 2018 excludes $148.2 million of charges; the Boat segment excludes $54.1 million of restructuring, exit and impairment charges and $58.4 million of losses from Sport Yacht & Yacht operations; the Parts & Accessories segment excludes $21.2 million of purchase accounting amortization and $13.8 million of acquisition-related costs; and Corporate/Other excludes $0.7 million of restructuring, exit and impairment charges.

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	First Quarter
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$452.4	$59.9
Parts & Accessories	313.6	47.8
Boat	373.3	27.0
Marine eliminations	(88.6)	—
Total Marine	1,050.7	134.7

Corporate/Other	—	(20.6)
Total	$1,050.7	$114.1

Segment Information - As Adjusted

	First Quarter
	Net Sales	Operating Earnings (Loss)(1)
	2019	2019
Propulsion	$452.4	$59.9
Parts & Accessories	313.6	55.0
Boat	373.3	29.0
Marine eliminations	(88.6)	—
Total Marine	1,050.7	143.9

Corporate/Other	—	(19.4)
Total	$1,050.7	$124.5

(1) Operating earnings (loss) for the three months ended March 30, 2019 excludes $10.4 million of charges; the Parts & Accessories segment excludes $7.2 million of purchase accounting amortization; the Boat segment excludes $2.0 million of restructuring, exit and impairment charges, and Corporate/Other excludes $1.2 million of restructuring, exit and impairment charges.

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	Second Quarter - Year to Date
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$913.9	$130.8
Parts & Accessories	723.6	136.2
Boat	739.9	52.8
Marine eliminations	(163.2)	—
Total Marine	2,214.2	319.8

Corporate/Other	—	(43.0)
Total	$2,214.2	$276.8

	Second Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$461.5	$70.9
Parts & Accessories	410.0	88.4
Boat	366.6	25.8
Marine eliminations	(74.6)	—
Total Marine	1,163.5	185.1

Corporate/Other	—	(22.4)
Total	$1,163.5	$162.7

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - As Adjusted

	Second Quarter - Year to Date
	Net Sales(1)	Operating Earnings (Loss)(2)
	2019	2019
Propulsion	$913.9	$130.8
Parts & Accessories	723.6	151.2
Boat	740.6	61.7
Marine eliminations	(163.2)	—
Total Marine	2,214.9	343.7

Corporate/Other	—	(39.1)
Total	$2,214.9	$304.6

(1) Net sales for the six months ended June 29, 2019 excludes ($0.7) million in the Boat segment related to Sport Yachts & Yachts.

(2) Operating earnings (loss) for the six months ended June 29, 2019 exclude $27.8 million of charges; the Parts & Accessories segment excludes charges of $15.0 million, comprised of $0.6 million of restructuring, exit and impairment charges and $14.4 million of purchase accounting amortization; the Boat segment excludes charges of $8.9 million, comprised of $4.6 million of restructuring, exit and impairment charges, $2.9 million related to Sport Yacht & Yachts, $1.3 million of acquisition-related costs and $0.1 million of purchase accounting amortization; and Corporate/Other excludes charges of $3.9 million, comprised of $3.4 million of restructuring, exit and impairment charges and $0.5 million of IT transformation costs, resulting from the Fitness separation.

	Second Quarter - Quarter to Date
	Net Sales(3)	Operating Earnings (Loss)(4)
	2019	2019
Propulsion	$461.5	$70.9
Parts & Accessories	410.0	96.2
Boat	367.3	32.7
Marine eliminations	(74.6)	—
Total Marine	1,164.2	199.8

Corporate/Other	—	(19.7)
Total	$1,164.2	$180.1

(3) Net sales for the three months ended June 29, 2019 excludes ($0.7) million in the Boat segment related to Sport Yachts & Yachts.

(4) Operating earnings (loss) for the three months ended June 29, 2019 excludes $17.4 million of charges; the Parts & Accessories segment excludes charges of $7.8 million, comprised of $0.6 million of restructuring, exit and impairment charges and $7.2 million of purchase accounting amortization; the Boat segment excludes charges of $6.9 million, comprised of $2.6 million of restructuring, exit and impairment charges, $2.9 million related to Sport Yacht & Yachts, $1.3 million of acquisition-related costs and $0.1 million of purchase accounting amortization; and Corporate/Other excludes charges of $2.7 million, comprised of $2.2 million of restructuring, exit and impairment charges and $0.5 million of IT transformation costs, resulting from the Fitness separation.

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	Third Quarter - Year to Date
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$1,310.8	$189.2
Parts & Accessories	1,096.6	209.0
Boat	1,017.3	60.8
Marine eliminations	(233.9)	—
Total Marine	3,190.8	459.0

Corporate/Other	—	(62.5)
Total	$3,190.8	$396.5

	Third Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$396.9	$58.4
Parts & Accessories	373.0	72.8
Boat	277.4	8.0
Marine eliminations	(70.7)	—
Total Marine	976.6	139.2

Corporate/Other	—	(19.5)
Total	$976.6	$119.7

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - As Adjusted

	Third Quarter - Year to Date
	Net Sales(1)	Operating Earnings (Loss)(2)
	2019	2019
Propulsion	$1,310.8	$189.2
Parts & Accessories	1,096.6	234.6
Boat	1,018.0	74.0
Marine eliminations	(233.9)	—
Total Marine	3,191.5	497.8

Corporate/Other	—	(57.4)
Total	$3,191.5	$440.4

(1) Net sales for the nine months ended September 28, 2019 excludes ($0.7) million in the Boat segment related to Sport Yachts & Yachts.

(2) Operating earnings (loss) for the nine months ended September 28, 2019 excludes $43.9 million of charges; the Parts & Accessories segment excludes charges of $25.6 million, comprised of $4.1 million of restructuring, exit and impairment charges and $21.5 million of purchase accounting amortization; the Boat segment excludes charges of $13.2 million, comprised of $8.0 million of restructuring, exit and impairment charges, $2.9 million related to Sport Yachts & Yachts, $1.8 million of acquisition-related costs and $0.5 million of purchase accounting amortization; and Corporate/Other excludes charges of $5.1 million, comprised of $3.9 million restructuring, exit and impairment charges and $1.2 million of IT transformation costs, resulting from the Fitness separation.

	Third Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)(3)
	2019	2019
Propulsion	$396.9	$58.4
Parts & Accessories	373.0	83.4
Boat	277.4	12.3
Marine eliminations	(70.7)	—
Total Marine	976.6	154.1

Corporate/Other	—	(18.3)
Total	$976.6	$135.8

(3) Operating earnings (loss) for the three months ended September 28, 2019 excludes $16.1 million of charges; the Parts & Accessories segment excludes charges of $10.6 million, comprised of $3.5 million of restructuring, exit and impairment charges and $7.1 million of purchase accounting amortization; the Boat segment excludes charges of $4.3 million, comprised of $3.4 million of restructuring, exit and impairment charges, $0.5 million of acquisition-related costs and $0.4 million of purchase accounting amortization; and Corporate/Other excludes charges of $1.2 million, comprised of $0.5 million restructuring, exit and impairment charges and $0.7 million of IT transformation costs, resulting from the Fitness separation.

Brunswick Corporation
January 30, 2020

Brunswick Corporation
Segment Restatement - Continuing Operations
(in millions)
(unaudited)

Segment Information - GAAP

	Fourth Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)
	2019	2019
Propulsion	$382.1	$51.1
Parts & Accessories	283.5	28.5
Boat	317.0	15.4
Marine eliminations	(65.0)	—
Total Marine	917.6	95.0

Corporate/Other	—	(20.5)
Total	$917.6	$74.5

Segment Information - As Adjusted

	Fourth Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)(1)
	2019	2019
Propulsion	$382.1	$51.1
Parts & Accessories	283.5	36.2
Boat	317.0	23.1
Marine eliminations	(65.0)	—
Total Marine	917.6	110.4

Corporate/Other	—	(18.9)
Total	$917.6	$91.5

(1) Operating earnings (loss) for the three months ended December 31, 2019 excludes $17.0 million of charges; the Parts & Accessories segment excludes charges of $7.7 million, comprised of $0.5 million of restructuring, exit and impairment charges and $7.2 million of purchase accounting amortization; the Boat segment excludes charges of $7.7 million, comprised of $1.7 million of restructuring, exit and impairment charges, $4.9 million related to Sport Yacht & Yachts, $0.8 million of acquisition-related costs and $0.3 million of purchase accounting amortization; and Corporate/Other excludes charges of $1.6 million, comprised of $0.6 million restructuring, exit and impairment charges and $1.0 million of IT transformation costs, resulting from the Fitness separation.

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